Employee Benefit Plan, Other Income	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Other Income [Line Items]
EBP, Other income [Text Block]	Other Income
The Plan periodically receives monies from litigation settlements or other residual proceeds (“Proceeds”) related to the Plan, or prior plans that merged into the Plan, in which the Plan Administrator or their delegate is typically responsible for determining how these Proceeds will be allocated to the Plan.
These Proceeds are deposited into a Plan level interest-bearing account and are included as investments at fair value on the statements of net assets available for benefits and in other income on the statement of changes of net assets available for benefits until the Plan Administrator directs the recordkeeper and Trustee to allocate the Proceeds and accrued interest, in accordance with the plan of allocation.